Acquisition of Fairhaven Pharmaceuticals Inc	12 Months Ended
Dec. 31, 2021
Disclosure Of Business Combinations [Abstract]
Acquisition of Fairhaven Pharmaceuticals Inc

5. Acquisition of Fairhaven Pharmaceuticals Inc.

Pursuant to a share purchase agreement, or SPA, dated July 17, 2020, the Company acquired 100% of the issued and outstanding common shares of Fairhaven Pharmaceuticals Inc., or Fairhaven, a company with a preclinical research program of small molecule antagonists. As consideration for the acquisition, the Company issued 202,308 common shares. Upon achievement of certain pre-determined research and development milestones prior to July 17, 2025, the Company may be obligated to make additional payments in the form of common shares totalling up to $4,374. The number of shares to be issued, if any, upon completion of a milestone, will be calculated using the five-trading day volume weighted average trading price, or VWAP of the Company’s common shares on Nasdaq prior to the achievement of such milestone events.

As Fairhaven did not meet the definition of a business under IFRS 3, the acquisition has been accounted for as an asset acquisition, the total cost of the net assets acquired being the fair value of the consideration paid. The shares issued were recorded at a fair value of $3,441, based on the closing price of Liminal’s common shares at the date of the transaction. The transaction costs of $308 incurred by the Company were capitalized and allocated to the net assets acquired. Any future milestone payments would be recognized if and when the triggering event occurs.

The consideration paid and the allocation thereof to the net assets acquired were as follows:

Cost of acquisition
Fair value of common shares issued	$3,441
Cash payment	50
Total consideration paid	$3,491
Transaction fees	308
Total cost of acquisition	$3,799

Net assets acquired
Current assets	$217
Licenses and other rights (note 12)	3,796
Current liabilities	(214)
Total net assets acquired	$3,799